UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 8, 2021

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01          Entry into a Material Definitive Agreement.

On April 8, 2021, KemPharm, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to that certain Collaboration and License Agreement, dated September 3, 2019, by and between the Company and Commave Therapeutics SA (formerly known as Boston Pharmaceuticals Holdings SA) (“Commave”) (as amended, the “License Agreement”).  As previously disclosed, under the License Agreement, the Company has granted to Commave an exclusive, worldwide license to develop, manufacture and commercialize its product candidates containing SDX and d-MPH, including AZSTARYS™ and KP484.

Pursuant to the Amendment, the parties agreed to modify the compensation terms of the License Agreement.  Commave has previously paid the Company an upfront payment of $10 million upon entry into the original License Agreement and $5 million upon the FDA acceptance of the NDA submission for AZSTARYS.  Pursuant to the Amendment, Commave has agreed to pay the Company $10.0 million within five calendar days of the effective date of the Amendment as a result of the regulatory approval of AZSTARYS in the United States.  Commave will also pay the Company $10 million within thirty calendar days following receipt of the scheduling determination of the compound serdexmethylphenidate, or SDX, by the U.S. Drug Enforcement Administration.  SDX is the prodrug component of AZSTARYS.  In addition, the Amendment increases the total remaining future regulatory and sales milestone payments related to AZSTARYS to up to an aggregate of $590 million in payments upon the occurrence of specified regulatory milestones related to AZSTARYS and upon the achievement of specified U.S. net sales milestones. Further, Commave has agreed to pay the Company quarterly, tiered royalty payments ranging from a percentage in the high single digits to the mid-twenties of Net Sales (as defined in the KP415 License Agreement) in the United States and a percentage in the low to mid-single digits of Net Sales in each country outside the United States, in each case subject to specified reductions under certain conditions, including with respect to the final approval label, as described in the License Agreement. Commave is obligated to make such royalty payments on a product-by-product basis until expiration of the Royalty Term (as defined in the License Agreement) for the applicable product.

Pursuant to the Amendment, the parties also agreed to modify Commave’s right of first refusal such that KemPharm’s product candidate, KP922, is no longer subject to Commave’ right of first refusal to acquire, license or commercialize any Additional Product Candidate.  Commave’s right of first refusal shall only apply to any Additional Product Candidate which contains SDX, with such right of first refusal expiring upon the acceptance of a new drug application for such Additional Product Candidate containing SDX.

Except as modified by the Amendment, all terms and conditions of the License Agreement remain in full force and effect.

The foregoing is a summary description of certain terms of the Amendment, is not complete and is qualified in its entirety by reference to the text of the Amendment, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2021.

Item 7.01          Regulation FD Disclosure.

On April 8, 2021, the Company issued a press release to announce the entry into the Amendment, as well as information regarding a conference call and live audio webcast with a slide presentation related thereto. A copy of the press release and presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information contained in this Item 7.01, and the press release and presentation furnished as Exhibits 99.1 and 99.2, respectively, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and are not incorporated by reference into any of the Company’s filings under the Securities Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Caution Concerning Forward Looking Statements:

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements include all statements that do not relate solely to historical or current facts, including the Company’s potential receipt of milestone and royalty payments pursuant to the License Agreement, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words.  Forward-looking statements are not guarantees of future actions or performance.  These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans. Risks concerning the Company’s business are described in detail in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s other filings with the Securities and Exchange Commission.  The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 8, 2021.
99.2	Management Presentation, dated April 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: April 8, 2021	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer